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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                         January 26, 2000


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


               Indiana               01-9091          35-1654378
              (State of            (Commission     (I.R.S. Employer
           incorporation)          File Number)   Identification No.)

        1630 N. Meridian Street                         46202
         Indianapolis, Indiana                        (Zip Code)
         (Address of principal
         executive offices)

Registrant's telephone number, including area code (317) 926-3351

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Item 5.  Other Events.

     On January 26, 2000, Indiana Energy, Inc. released certain financial information in connection with an analysts' conference call. Pursuant to General Instruction F to Form 8-K, the financial information released is incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


         Exhibit
         Number       Description
         -------      -------------
          99.1        Financial Information


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: January 26, 2000


                                   By:   /s/ Carl L. Chapman
                                        -------------------------
                                        Carl L. Chapman
                                        Chief Financial Officer


                                   By:   /s/ Jerome A. Benkert
                                        -------------------------
                                        Jerome A. Benkert
                                        Vice President and
                                        Controller

                          Exhibit Index

    Exhibit
    Number         Description                                  Page
    -------        ----------------                             ----
     99.1          Financial Information